UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             Date of report (earliest event reported): May 25, 2007

                           ORIENT-EXPRESS HOTELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-16017                              98-0223493
       ------------------------                   ------------------
       (Commission file number)                    (I.R.S. Employer
                                                  Identification No.

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
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               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On May 25, 2007, Mr. Paul White, Vice President--Finance and Chief Financial Officer of the Registrant, gave six months notice of his intention to leave the Registrant. He is expected to remain in his current position during that period to facilitate the handover of duties to a new chief financial officer. The Board of Directors will begin promptly the search to recruit a new chief financial officer.

         Further information as to Mr. White's resignation can be found in the Registrant's press release dated May 25, 2007, being filed as an exhibit to this report.


Item 9.01.  Financial Statements and Exhibits

              (d)  Exhibit

                   99  Press Release dated May 25, 2007.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ORIENT-EXPRESS HOTELS LTD.



Date: May 29, 2007              By:  /s/ Edwin S. Hetherington
                                     --------------------------
                                     Name:  Edwin S. Hetherington
                                     Title: Vice President, General Counsel and
                                            Secretary





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                                  EXHIBIT INDEX



         Exhibit Number          Description of Exhibit
         --------------          ----------------------

         99                      Press Release dated May 25, 2007.












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